UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 12, 2023

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 University Plaza
Suite 100
Hackensack, NJ		07601
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 201-696-9345

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PLX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 12, 2023, Protalix BioTherapeutics, Inc. (the “Company”) announced the appointment by its Board of Directors of Eliot Richard Forster, Ph.D. as Chairman of the Company’s Board of Directors effective as of September 14, 2023. Zeev Bronfeld, the Company’s current Chairman of the Board, has notified the Company of his retirement from the Company for personal reasons, effective as of the same date. A copy of the press release announcing the appointment and the retirement is filed as Exhibit 99.1 and is incorporated by reference herein.

As compensation for his services as Chairman of the Board, the Company will grant to Dr. Forster a 10-year option to purchase 85,715 shares of the Company’s common stock, par value $0.001 per share, under the Company’s Amended and Restated 2006 Stock Incentive Plan, as amended (the “Plan”). The options will vest in 12 equal quarterly increments over three years (subject to certain terms and conditions). Vesting of the options will be accelerated in full upon a Corporate Transaction or a Change in Control, as those terms are defined in the Plan. The exercise price of the options will be equal to the closing sales price of the Company’s common stock on the NYSE American for the trading day immediately preceding the date of the grant.

In addition to the option, Dr. Forster will be entitled to an annual fee equal to $70,000, earned and payable on a quarterly basis and standard reimbursement of certain expenses. He is also entitled to indemnification and to be an insured under the Company’s D&O insurance policy, as are the Company’s other executive officers and directors.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated September 12, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2023	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Dror Bashan
		Name:	Dror Bashan
		Title:	President and Chief Executive Officer